                                                                     Exhibit 10d

                           Exhibit (10)(d)* to Report
                             on Form 10-K for Fiscal
                            Year Ended June 30, 1999
                         by Parker-Hannifin Corporation








                  Exchange Agreement entered into as of May 11, 1999 between the Registrant and Duane E. Collins including an Executive Estate Protection Plan comprised of the Executive Estate Protection Agreement entered into by the Registrant, Duane E. Collins and The Duane E. Collins Irrevocable Trust dated 5/10/99 (the "Trust"), the Collateral Assignment between the Registrant and the Trust and the "as sold" illustration of an Executive Estate Protection Plan Insurance Policy.
































            *Numbered in accordance with Item 601 of Regulation S-K.

                               EXCHANGE AGREEMENT

THIS AGREEMENT (this "Agreement") is entered into as of May 11, 1999 between Parker- Hannifin Corporation ("Parker"), and Duane E. Collins (the "Participant").

                                    RECITALS
                                    --------


A. The Participant, as a participant in the Parker-Hannifin Corporation Long Term Incentive Plan ("LTIP") received 38,633 shares of restricted Parker stock (the "Restricted Shares") which are scheduled to vest on August 21, 1999 pursuant to the terms of the LTIP.


B. However, pursuant to the terms of the LTIP, the vesting of the Restricted Shares will be delayed due to the application of Section 162(m) of the Internal Revenue Code (the "Code"), which limits the deductibility by Parker of Participant's compensation to $1,000,000 per year.


C. The Participant and Parker mutually desire to resolve the issues resulting from such delayed vesting. Parker has offered the Participant certain benefits under an Executive Estate Protection Agreement in exchange for the surrender by the Participant of the Restricted Shares to Parker.


D. The Participant desires to surrender all of the Restricted Shares in order to induce Parker to enter into the Executive Estate Protection Agreement.


E. The Restricted Shares will become treasury shares of Parker and will be utilized by Parker to meet its obligations under various stock-based compensation plans. Parker will also recognize significant net income as a result of the surrender of the Restricted Shares.


                                    AGREEMENT
                                    ---------


         NOW THEREFORE, it is mutually agreed that:


1. RESTRICTED SHARE SURRENDER. The Participant hereby agrees to surrender, transfer and convey all of his right, title and interest in and to the Restricted Shares to Parker effective immediately. The Participant acknowledges that he shall have no further rights or claims of any sort whatsoever to the Restricted Shares.


2. EXECUTIVE ESTATE PROTECTION. Parker has provided the Participant with an Executive Estate Protection Plan, comprised of that certain Executive Estate Protection Agreement dated May 11, 1999 by and between Parker, the Participant and The Duane E. Collins Irrevocable Trust dated 5/10/99, and the "as sold" illustration of an Executive Estate Protection Plan Insurance Policy to be issued by John Hancock Life Insurance Company (together, the "Executive Estate Protection Plan Document"). By his signature below, the Participant acknowledges that he has received a copy of the Executive Estate Protection Plan Document. A further copy of the Executive Estate Protection Plan Document is attached hereto and is hereby incorporated into and made a part of this Agreement as though set forth in full in this


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


         Agreement. The parties to this Agreement agree to enter into the Executive Estate Protection Agreement and shall be bound by, and have the benefit of, each and every provision of the Executive Estate Protection Plan Document as set forth in the Executive Estate Protection Agreement. This Agreement and the Executive Estate Protection Plan Document, collectively, shall be considered one complete contract between the parties.


3. ACKNOWLEDGMENT. The Participant hereby acknowledges that he has read and understands this Agreement and the Executive Estate Protection Plan Document.


4. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, Parker and its successors and assigns, and the Participant and his assignees, devisees and heirs.


5. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Ohio, as in effect at the time of the execution of this Agreement.


         IN WITNESS WHEREOF, Parker and the Participant have signed this Agreement as of the date first written above.

                                        /s/ Duane E. Collins
                                            Duane E. Collins



                                        PARKER-HANNIFIN CORPORATION


                                        /s/ Michael J. Hiemstra
                                            Michael J. Hiemstra
                                            Vice President - Finance and
                                              Administration and Chief Financial
                                              Officer

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                                       2

                      EXECUTIVE ESTATE PROTECTION AGREEMENT


         This Executive Estate Protection Agreement ("Agreement") is made as of May 11, 1999, among Parker-Hannifin Corporation, an Ohio corporation, (the "Corporation"), Duane E. Collins (the "Participant") and The Duane E. Collins Irrevocable Trust dated 5/10/99 ( the "Owner").


                                    RECITALS
                                    --------

A. The Participant desires to insure his life and his wife's life for the benefit and protection of the Participant's family or other beneficiary under the Policy (as defined below);


B. The Corporation desires to help the Participant provide life insurance for the benefit and protection of his family or beneficiary by providing funds from time to time to pay the premiums due on the Policy in accordance with this Agreement; and

C. The Owner desires to assign certain rights and interests in the Policy to the Corporation, to the extent provided herein, as security for repayment of certain funds provided by the Corporation for the acquisition and/or maintenance of the Policy.


                                    AGREEMENT
                                    ---------


NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants set forth below, the parties to this Agreement agree as follows:

1. DEFINITIONS. For purposes of this Agreement, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

         (a) "Aggregate Premiums Paid" shall mean, at any time, an amount equal to the cumulative premiums paid by the Corporation on the Policy.

         (b) "Cash Surrender Value" shall mean an amount that equals, at any specified time, the cash surrender value as determined under the terms of the Policy.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Collateral Assignment" shall mean an assignment made by the Owner in favor of the Corporation in a form attached to this Agreement as Exhibit 1.

         (e) "Collateral Interest" shall mean the Corporation's interest in the Policy, which shall equal, at any time, the lesser of Aggregate Premiums Paid or Cash Surrender Value, and which shall be repaid to the Corporation in accordance with Section 6 below.

         (f) "Corporation's Death Benefit" shall mean the portion of the Policy's death benefit, if any, that exceeds the sum of the Collateral Interest and the Owner's Death Benefit.

         (g) "Decedent" shall mean the second to die of the Participant and his wife.


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         (h)      "Designated Beneficiary" shall mean the beneficiary designated under the Policy.

         (i) "Economic Income" shall mean an amount equal to the value of the "economic benefit" derived by the Participant from the Policy's life insurance protection, as determined for Federal income tax purposes under the Code. Economic Income shall include any increase in economic benefit attributable to the death of the first to die under the Policy.

         (j)      "Insurer(s)" shall mean John Hancock Life Insurance Company.

         (k) "Owner" shall mean The Duane E. Collins Irrevocable Trust dated 5/10/99.

         (l) "Owner's Death Benefit" shall mean the lesser of $11,400,000 or the Policy's death benefit at the time of the Decedent's death. As used herein, the phrase "Owner's Death Benefit" shall be used solely to calculate the Corporation's Death Benefit and shall not be interpreted as a guarantee by the Corporation of a certain amount of death benefit under the Policy. The ultimate amount of death benefit payable under the Policy is dependent upon the financial performance of the Policy.

         (m)      "Participant" shall mean Duane E. Collins.

         (n) "Policy" shall mean the following joint life policy on the life of the Participant and his wife that is issued by the
                  Insurer:

                                   INSURER                              POLICY NUMBER                    TYPE OF POLICY
                    ---------------------------------------      -----------------------------      -------------------------
                    John Hancock Life Insurance                            8018924-4                Estate Protection Life
                    Company                                                                         Insurance
                    ---------------------------------------      -----------------------------      -------------------------


         (o) "Split Dollar Maturity Date" shall mean the date on which the first of either of the following events occurs:

                  (i) the fifteenth (15th) anniversary of the issuance of the Policy; or

                  (ii)     the death of the Decedent.


2. ACQUISITION OF POLICY; OWNERSHIP OF INSURANCE. The parties to this Agreement shall cooperate in applying for and obtaining the Policy. The Policy shall be issued to the Owner as the sole and exclusive owner of the Policy, subject to the rights and interests granted to the Corporation as provided in this Agreement and the Collateral Assignment. Concurrent with the signing of this Agreement, the Owner will collaterally assign the Policy to the Corporation, in the form of the Collateral Assignment, as security for the payment of the Collateral Interest, which assignment shall not be altered or changed without the mutual consent of the Corporation and the Owner.


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                                       2

3.       PREMIUM PAYMENTS ON POLICY.


         (a) PAYMENTS AND REIMBURSEMENTS. Prior to the occurrence of the Split Dollar Maturity Date, the Corporation shall pay to the Insurer, on or before each applicable premium due date, all applicable premiums for the Policy, less the amount payable by the Owner as described in subsection (b) below. The Corporation shall promptly notify Owner in writing of the amount and date of such premium payments. In the event that the Corporation fails to make any such payment, the Owner or the Participant may make (but is not required to make) any such payment, and the Corporation shall immediately reimburse the Owner or the Participant, as the case may be, for any amount so paid.

         (b) PREMIUM PAYMENT BY OWNER. Prior to the occurrence of the Split Dollar Maturity Date, Owner shall pay to the Insurer, on or before each applicable premium due date, a premium payment equal to the Economic Income for such calendar year, as mutually determined by the Corporation and the Participant.

         (c) PREMIUM REIMBURSEMENT. At least sixty (60) days prior to each applicable premium due date, the Corporation shall make a payment to the Participant equal to the premium payable by the Owner pursuant to subsection (b) above.

         (d) TAX REIMBURSEMENT. On or before March 15 following each calendar year until the Split Dollar Maturity Date, the Corporation shall reimburse the Participant for the Participant's state, local and federal income tax liability attributable to (i) the Participant's Economic Income for such calendar year, if any; (ii) the payment by the Corporation to the Participant pursuant to subsection (c) above; and (iii) payments made pursuant to this subsection (d). The tax rates used by the Corporation in calculating the reimbursement under this Section 3(c) shall be the appropriate federal, state and local income tax rates in effect at the time of payment, as mutually determined by the Corporation and the Participant.

4. CORPORATION'S RIGHTS. The Corporation's rights and interests in and to the Policy shall be specifically limited to (i) the right to be paid its Collateral Interest and the Corporation's Death Benefit, if any, in accordance with Section 6 below, (ii) the rights specified in the Collateral Assignment, and (iii) the right to obtain one (1) or more loans or advances on the Policy, provided, however, that any such loans shall not, in the aggregate, exceed the Aggregate Premiums Paid by the Corporation at any specified date without the written consent of the Participant.


5. OWNER'S RIGHTS. Subject to the terms of this Agreement and the Collateral Assignment, the Owner of the Policy shall be entitled to exercise all rights in the Policy; provided, however, that while the Collateral Assignment is in effect, the following rights may be exercised only with the consent of the Corporation, which consent may be withheld at the sole discretion of the Corporation:


         (a)      To borrow against or pledge the Policy;

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                                       3

         (b)      To surrender or cancel the Policy; or

         (c)      To take a distribution or withdrawal from the Policy.


         In particular, subject to the terms and conditions of the Policy, and the provisions of Section 6 below, the Owner may assign its rights under this Agreement and the Collateral Agreement, including but not limited to an assignment to an insurance trust of which the Participant is a settlor. In the event of an assignment of its rights, the Owner shall promptly notify the Corporation of the name and address of the new Owner or assignee, including the name and address of any trustee.


6. COLLATERAL INTEREST. On the Split Dollar Maturity Date, the Collateral Interest (and, if applicable under Section 6(a) below, the Corporation's Death Benefit) shall be paid or repaid to the Corporation in the following manner:


         (a) Notwithstanding any provision of this Agreement or the Policy that may be construed to the contrary, if the Split Dollar Maturity Date occurs due to the death of the Decedent, (i) the Corporation shall be entitled to that portion of the Policy's death proceeds that equals the sum of the Collateral Interest and the Corporation's Death Benefit, if any, and (ii) the Owner or the Designated Beneficiary, as the case may be, shall be entitled to the Owner's Death Benefit; provided, however, if the Split Dollar Maturity Date occurs due to the suicide of the Decedent, and the proceeds from the Policy are limited by either a suicide or contestability provision under the Policy, the Corporation shall be entitled to that portion of the higher of the Policy's Cash Surrender Value or death proceeds that does not exceed the Aggregate Premiums Paid. In either event, promptly following the Decedent's death, the Corporation and the Owner or the Designated Beneficiary shall take all steps necessary to collect the death proceeds of the Policy by submitting the proper claims forms to the Insurer. The Corporation shall notify the Insurer of the amount of the Owner's Death Benefit (except when the Policy's proceeds are limited because of the Decedent's death by suicide) and the Corporation's Collateral Interest in the Policy at the time of such death. Such amounts shall be paid, respectively, by the Insurer to the Owner or to the Designated Beneficiary, as the case may be, and the Corporation.


         (b) If the Split Dollar Maturity Date is other than the date of the Decedent's death, the Corporation's Collateral Interest in the Policy shall be paid to the Corporation in one of the following ways, as elected by the Owner in writing within thirty (30) days after the date the Corporation first notifies the Participant and Owner in writing of the occurrence of the Split Dollar Maturity Date:


                  (i) By the Owner authorizing the Insurer to make a loan against the Policy in an amount equal to the Corporation's Collateral Interest and to pay the proceeds to the Corporation, in which case the Owner shall be considered the borrower for all purposes under the loan;

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                                       4

                  (ii) By the Owner authorizing the Insurer to withdraw from the Cash Surrender Value of the Policy an amount equal to the Corporation's Collateral Interest and to pay the proceeds to the Corporation; or


                  (iii) By the Owner paying to the Corporation, from the Owner's separate funds, an amount equal to the Corporation's Collateral Interest.


         (c)      If the Owner fails to timely exercise any of the options under
                  Section 6(b) above, the Corporation shall be entitled to instruct the Insurer to pay to the Corporation from the Cash Surrender Value of the Policy an amount equal to the Corporation's Collateral Interest.


         (d) The Corporation agrees to keep records of its premium payments and to furnish the Owner and the Insurer with a statement of its Collateral Interest whenever either party requires such statement.


         (e) Upon and after the Corporation's Collateral Interest in the Policy has been repaid pursuant to Section 6(b) above, the Corporation shall execute and file with the Insurer an appropriate release of the Corporation's interest in the Policy and shall have no further interest in the Policy. Further, the Participant and/or Owner hereby acknowledge, understand and agree that, upon the release of the Corporation's Collateral Interest, the Corporation shall continue not to have any responsibility for the future performance of the Policy and shall have no obligation to make any additional premium payments.


         (f) Upon payment to the Corporation of its Collateral Interest in accordance with this Section 6, this Agreement shall terminate and no party shall have any further rights or obligations under the Agreement with respect to any other party provided that the Corporation has complied with all provisions of this Agreement.


7.       INSURER.


         (a) The Insurer is not a party to this Agreement, shall in no way be bound by or charged with notice of its terms, and is expressly authorized to act only in accordance with the terms of the Policy. The Insurer shall be fully discharged from any and all liability under the Policy upon payment or other performance of its obligations in accordance with the terms of the Policy.

         (b) The signature(s) required for the Insurer to recognize the exercise of a right under the Policy shall be specified in the Collateral Assignment.


8.       CLAIMS PROCEDURE.


         The following claims procedure shall be followed in handling any benefit claim under this Agreement:


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                                       5

         (a) The Owner, Participant, or the Designated Beneficiary, as the case may be, (the "Claimant"), shall file a claim for benefits by notifying the Corporation in writing. If the claim is wholly or partially denied, the Corporation shall provide a written notice within ninety (90) days (unless special circumstances require an extension of time for processing the claim, in which case an extension not to exceed ninety (90) days shall be allowed) specifying the reasons for the denial, the provisions of this Agreement on which the denial is based, and additional material or information, if any, that is necessary for the Claimant to receive benefits. Such written notice shall also indicate the steps to be taken by the Claimant if a review of the denial is desired.


         (b) If a claim is denied, and a review is desired, the Claimant shall notify the Corporation in writing within sixty (60) days after receipt of written notice of a denial of a claim. In requesting a review, the Claimant may submit any written issues and comments the Claimant feels are appropriate. The Corporation shall then review the claim and provide a written decision within sixty (60) days of receipt of a request for a review (unless special circumstances require an extension of time for processing the claim, in which case an extension not to exceed ninety (60) days shall be allowed). This decision shall state the specific reasons for the decision and shall include references to specific provisions of this Agreement, if any, upon which the decision is based.


         (c) If no event shall the Corporation's liability under this Agreement exceed the amount of proceeds from the Policy.


9. AMENDMENT OF AGREEMENT. This Agreement shall not be modified or amended except by a writing signed by all the parties hereto.


10. BINDING AGREEMENT. This Agreement shall be binding upon the heirs, administrators, executors, successors and assigns of each party to this Agreement.


11. STATE LAW. This Agreement shall be subject to and construed under the internal laws of the State of Ohio, without regard to its conflicts of laws principles.


12. VALIDITY. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Agreement, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been inserted in this Agreement.


13. NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Agreement shall not be deemed to constitute a contract of employment between the Corporation and the Participant. Nothing in this Agreement shall be deemed to give the Participant the right to be retained in the service of the Corporation or to interfere with the right of the Corporation to discipline or discharge the Participant at any time.

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14.      NOTICE. Any notice or filing required or permitted to be given under this Agreement to the Owner, Participant or the Corporation shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:


                  To the Owner:             The Duane E. Collins Irrevocable
                                            Trust dated 5/10/99
                                            c/o Sharon Anne Collins, Trustee
                                            7205 Whitetail Trail
                                            Centerville, OH  45459

                  To the Participant:       Duane E. Collins
                                            8695 Sanctuary Drive
                                            Kirtland Hills, OH  44060

                  To the Corporation:       Parker Hannifin Corporation
                                            6035 Parkland Boulevard
                                            Cleveland, OH  44124
                                            Attn:  General Counsel

         or to such other address as may be furnished to the Owner, Participant or the Corporation in writing in accordance with this notice provision. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to the Owner and/or the Participant or the Designated Beneficiary under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Owner and/or the Participant, as the case may be.

15. CREDITWORTHINESS OF INSURER; TAX CONSEQUENCES. The Participant and Owner assume all risk of the creditworthiness of the Insurer and acknowledge that the Corporation makes no representation or guarantee of the creditworthiness of any Insurer. The Participant and Owner acknowledge responsibility for all federal, state and local tax consequences imposed on the Participant and Owner as a result of this Agreement and further acknowledge that the Corporation has not made any representations or guarantees of present or future tax consequences.

16. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter of this Agreement and supersedes all previous negotiations, agreements and commitments in respect thereto. No oral explanation or oral information by the parties to this Agreement shall alter the meaning or interpretation of this Agreement.

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







         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.


                            PARKER-HANNIFIN CORORATION


                            /s/ Michael J. Hiemstra
                                Michael J. Hiemstra
                                Vice President - Finance and Administration and
                                 Chief Financial Officer



                             /s/ Duane E. Collins
                                 Duane E. Collins



                            THE DUANE E. COLLINS IRREVOCABLE TRUST DATED 5/10/99


                            /s/ Sharon Ann Collins, Trustee
                                Sharon Ann Collins, Trustee

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                                    EXHIBIT 1
                                    ---------

                              COLLATERAL ASSIGNMENT
                              ---------------------


         This Collateral Assignment (this "Assignment") is made and entered into as of May 11, 1999, by and between The Duane E. Collins Irrevocable Trust dated 5/10/99 (the "Owner"), as the owner of a life insurance policy, No. 8018924-4 (the "Policy"), issued by John Hancock Life Insurance Company (the "Insurer"), on the lives of Duane E. Collins (the "Participant") and Barbara J. Collins, Participant's wife (the "Wife"), and Parker-Hannifin Corporation, an Ohio corporation (the "Corporation").


                                    RECITALS
                                    --------


A. The Corporation desires to help the Owner provide life insurance for the benefit and protection of the Participant's family or beneficiary by providing funds from time to time to pay the premiums due on the Policy as more specifically provided in the Executive Estate Protection Agreement entered into between the Participant, the Owner and the Corporation as of the date hereof (the "Agreement"); and

B. In consideration of the Corporation agreeing to provide such funds in accordance with the terms and conditions of the Agreement, the Owner agrees to grant to the Corporation, as a security interest in the Policy, a collateral security interest for the payment of the Corporation's Collateral Interest (as defined in the Agreement).

                                    AGREEMENT
                                    ---------

NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants set forth below, the parties to this Assignment agree as follows:


1. ASSIGNMENT. The Owner hereby assigns, transfers and sets over to the Corporation, and its successors and assigns, those certain rights and interests described in the Agreement that are to be assigned to the Corporation in accordance with the Agreement. Furthermore, this Assignment is made, and the Policy is to be held as collateral security for, any and all liabilities of the Owner to the Corporation, either now existing, or that may hereafter arise, pursuant to the terms of the Agreement.

2.       SIGNATURES.

         (a) To facilitate the operation of this Assignment, the parties agree that the Insurer is hereby notified that the following rights under the Policy may be exercised while the Assignment is in effect without the signature or consent of any other party:


                  (i) The Owner may sign a request to change the beneficiary under the Policy without the signature or consent of the Corporation.


                  (ii) The Corporation may sign a request to take a loan without the Owner's or Participant's signature or consent.

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

                  (iii) The Corporation may sign an instruction to the Insurer to pay an amount equal to the Corporation's Collateral Interest from the Policy's Cash Surrender Value to the Corporation without the Participant's or the Owner's signature or consent; provided that the Corporation simultaneously delivers to the Insurer a notarized statement that the Corporation is exercising its rights in accordance with Section 6(c) of the Agreement.


         (b) The exercise of any other right under the Policy not specifically set forth above shall be exercised with the signature of both the Corporation and the Owner.


3. POLICY PROCEEDS. Any amount payable from the Policy during the Participant's or the Wife's lives or at the Decedent's (as defined in the Agreement) death shall first be paid to the Corporation to the extent of its Collateral Interest and the Corporation's Death Benefit (as defined in the Agreement). Any balance will be paid to the Owner during the Participant's lifetime or to the Designated Beneficiary (as defined in the Agreement) upon or after the Decedent's death. A settlement option may be elected by the recipient of the proceeds. For purposes of this Section, the amount of the Collateral Interest shall be determined for purposes of the Insurer by a written statement delivered to the Insurer and signed by the Corporation.


4. ENDORSEMENT. The Corporation shall hold the Policy while this Assignment is operative and, upon request, forward the Policy to the Insurer, without unreasonable delay, for endorsement of any designation or change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner in this Assignment.


5. INSURER. The Insurer is hereby authorized to recognize the Corporation's claims to rights hereunder without investigating the reason for any action taken by the Corporation, the validity or amount of any of the liabilities of the Owner to the Corporation under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Corporation of any amounts to be paid to the Corporation. The Insurer shall not be responsible for the sufficiency or validity of this Assignment and is not a party to the Agreement (or any other similar executive life insurance agreement) between the Corporation and the Owner or the Participant.


6. RELEASE OF ASSIGNMENT. Upon the full payment of the Corporation's Collateral Interest in accordance with the terms and conditions of this Assignment and the Agreement, the Corporation shall release to the Owner, if the Owner retains the Policy in accordance with the Agreement, the Policy and all specific rights included in this Assignment.


7. AMENDMENT OF ASSIGNMENT. This Assignment shall not be modified, amended or terminated, except by a writing signed by all the parties hereto.


8. NO RESTRICTION ON ASSIGNMENT . This Assignment does not limit the rights of the Owner to assign the rights it has retained under the Policy which rights may be assigned in accordance with Section 5 of the Agreement.

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


9. BINDING AGREEMENT. This Assignment shall be binding upon the heirs, administrators, executors and permitted successors and assigns of each party to this Assignment.


10. STATE LAW. This Assignment shall be subject to and be construed under the internal laws of the State of Ohio, without regard to its conflicts of law principles.


11. VALIDITY. In case any provision of this Assignment shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Assignment, but this Assignment shall be construed and enforced as if such illegal or invalid provision had never been inserted in this Assignment.


         IN WITNESS WHEREOF, the Owner and the Corporation have signed this Assignment as of the date first written above.


THE DUANE E. COLLINS IRREVOCABLE       PARKER-HANNIFIN CORPORATION
TRUST DATED 5/10/99

/s/ Sharon Ann Collins, Trustee        /s/ Michael J. Hiemstra
    Sharon Ann Collins, Trustee            Michael J. Hiemstra
                                           Vice President-Finance and
                                            Administration and Chief Financial
                                            Officer


FILED WITH THE INSURER:


---------------------------------------      Date: 6/1/99
Insurer
The John Hancock Mutual Life Insurance
Company without assuming any
responsibility for the validity or the
sufficiency of this instrument, has on
this date, filed a duplicate thereof at
it's Home Office.

              Date  6/1/99
JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

        By                                   Secretary


-------------------------------------------------------------------------------

        JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117

--------------------------------------------------------------------------------
Life 1: Duane Collins     Life 2: Joyce Collins          A LIFE INSURANCE POLICY
        Male Age 63               Female Age 62                     ILLUSTRATION
        Non Tobacco Use           Non Tobacco Use          ESTATE PROTECTION III
                                                                    (Form 91-95)
                                                    Initial Billing Mode: Annual
--------------------------------------------------------------------------------



                             ESTATE PROTECTION III


                   A Survivorship Whole Life Insurance Policy


  Survivorship   The Estate Protection Survivorship Whole Life insurance policy
    Whole Life   which you are considering provides permanent life insurance
     Insurance   protection with guaranteed premiums, cash values and death benefits. Estate Protection insures two people - typically a married couple - in one policy and pays a death benefit at the second death. It is designed specifically to provide a cost-efficient way to fund future estate taxes due at the death of the surviving insured. The base policy death benefit is guaranteed to be paid at the surviving insured's death, provided that the required base policy contract premium is paid each year when due.

 Death Benefit   The life insurance provided in this illustration reflects a
                 Total Initial Death Benefit of $11,402,460. This initial death benefit includes Additional Insurance Protection Rider (AIP) death benefit coverage.

   Base Policy   Estate Protection's modified premium structure provides a
      Contract   lower initial contract premium for the first 10 years,
       Premium   increasing in year 11 to the ultimate contract premium shown on the Basic Illustration Policy Summary Page. The initial annual base policy contract premium is $92,807.63.

Non-Guaranteed   Many aspects of your life insurance contract are guaranteed,
      Benefits   including your premiums, cash values and death benefits.
                 However, certain aspects of the policy are based on non-guaranteed dividends which can't be predicted with absolute certainty, just as future interest rates or stock dividends can't be predicted.

     Dividends   Dividends paid are based on the Company's experience which depends on items such as the general interest rate environment, the amount and timing of benefit claims that the Company pays, and the Company's operating expenses. Dividends actually paid may be higher or lower than illustrated.
                 Dividends are not guaranteed and are subject to change by the Company.


      Dividend   The non-guaranteed benefits and values shown in this
        Option   illustration provide snapshots of your policy assuming the dividends are applied under the AIP Rider dividend option to purchase amounts of Paid-Up Insurance and One Year Term
                 Insurance.

     Alternate   The Alternate Premium Payment Option assumes that required
       Premium   premiums are paid by non-guaranteed policy values as reflected
       Payment   in the Net Premium Outlay column of the illustration. This
        Option   payment option is possible only if future dividends and/or cash values are large enough to pay the required premium which is due each year. Lower dividends, higher term charges (if applicable), policy loans or partial surrenders taken from the policy could cause additional premium outlay to be required.

    Additional   The Additional Insurance Protection (AIP) Rider provides a
     Insurance   combination of joint term and paid up insurance funded by
    Protection   additional premium and dividends. The rider death benefit is
         Rider   payable at the death of the surviving insured. The rider
                 premium is payable for the life of the contract but may be paid by non-guaranteed policy values if sufficient values exist to pay premiums and to fund coverage to maturity.

                 If the funds available are insufficient to purchase the entire AIP Rider death benefit, we will apply all such funds to purchase one year term insurance and you may pay us an amount that will purchase the balance of coverage.

--------------------------------------------------------------------------------

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117


--------------------------------------------------------------------------------
Life 1: Duane Collins     Life 2: Joyce Collins          A LIFE INSURANCE POLICY
        Male Age 63               Female Age 62                     ILLUSTRATION
        Non Tobacco Use           Non Tobacco Use          ESTATE PROTECTION III
                                                                    (Form 91-95)
                                                    Initial Billing Mode: Annual
--------------------------------------------------------------------------------



                             ESTATE PROTECTION III


                   A Survivorship Whole Life Insurance Policy


      One Year   One year joint term insurance rates are based on current
    Joint Term   experience and are guaranteed for the first 5 years. The death
     Insurance   benefit is payable on the death of the surviving insured. Any one year term is not convertible to permanent insurance.

       Premium   The Premium Cost Recovery Benefit provides an additional AIP
 Cost Recovery   rider death benefit of $695,204 in the first year. In
       Benefit   subsequent years the additional death benefit is the prior year's additional death benefit increase at a rate of 0% plus
                 $695,204, becoming level after 12 years.

           AIP   Provided that an AIP Rider Level Premium of $207,336.23 is
 Level Premium   paid in each year, beginning in year 1, the initial AIP Rider
      Based on   Death Benefit of 8,106,803 would remain in force, based on
    Guaranteed   guaranteed assumptions.
   Assumptions

      Taxation   We suggest that you seek professional counsel regarding the
       of Life   interpretation of current tax laws and accounting practices as
     Insurance   they relate to your actual situation. The Technical and
                 Miscellaneous Revenue Act (TAMRA) of 1999 classifies some policies as Modified Endowment Contracts. Distributions from these policies (excluding death benefits but including policy loans, certain partial surrenders, and some dividends) are taxed differently and may be subject to an IRS 10% penalty tax. TAMRA testing has been performed on the current scale only. The initial annual 7-pay premium for this policy is $695,209.00. Based on our interpretation of TAMRA, this policy as illustrated would not be considered a Modified Endowment
                 Contract.

         Other   THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED
Considerations   TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND
                 VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                 THIS ILLUSTRATION ASSUMES THAT THE CURRENTLY ILLUSTRATED NON-GUARANTEED ELEMENTS WILL CONTINUE UNCHANGED FOR ALL YEARS SHOWN. THIS IS NOT LIKELY TO OCCUR, AND ACTUAL RESULTS MAY BE MORE OR LESS FAVORABLE.

                 While not reflected in your Basic Illustration, this policy allows you to access cash values through policy loans and partial surrenders. If requested, the effect of these transactions on your policy benefits and values will be reflected in your Supplemental Illustration.

                 John Hancock is proud of its commitment to financial integrity and quality service. In support of this commitment, we encourage you to review the assumptions used in this illustration to help you make an informed purchase decision. This illustration is not a contract and is not intended to predict actual performance. Your policy contract will contain the specific terms of coverage.

--------------------------------------------------------------------------------

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117


--------------------------------------------------------------------------------
Life 1: Duane Collins     Life 2: Joyce Collins          A LIFE INSURANCE POLICY
        Male Age 63               Female Age 62                     ILLUSTRATION
        Non Tobacco Use           Non Tobacco Use          ESTATE PROTECTION III
                                                                    (Form 91-95)
                                                    Initial Billing Mode: Annual
--------------------------------------------------------------------------------


                             ESTATE PROTECTION III


                   A Survivorship Whole Life Insurance Policy




                               GLOSSARY OF TERMS




    AIP Rider The cash value of the paid up insurance portion of the AIP Rider Cash Value death benefit is available upon policy surrender.




      AIP PUA The is the portion of the AIP Rider death benefit which is paid Death Benefit up insurance coverage.

    AIP Rider  The AIP Rider supplements the base policy death benefit with
     Coverage lower cost insurance coverage. It is a combination of term insurance and paid up additional insurance, which is permanent insurance coverage. The AIP Rider is paid for by using non-guaranteed base policy dividends in addition to AIP Rider premium payments. Dividends and/or AIP Rider term charges can increase or decrease. In that event, you may need to pay more to keep the AIP Rider coverage in force. The lower the AIP payment, the more you rely on non-guaranteed base policy dividends to maintain the AIP Rider coverage.

    AIP Rider  The AIP Rider is paid for by using base policy dividends in
      Premium addition to AIP Rider premium payments, including any AIP Rider lump sum payment amounts.

         AIP   The AIP Rider term cost is based on one year term insurance rates
   Term Cost   which are guaranteed for the first 5 policy years. Thereafter, the term rates are subject to change, but cannot exceed the guaranteed maximum rate shown in the contract.


    AIP Term   This is the portion of the AIP Rider death benefit which is one
       Death   year term insurance coverage.
     Benefit

      Annual   The annual dividend, a non-guaranteed policy value, includes the
    Dividend   base policy dividend plus any dividends earned on paid up
               insurance. Dividends are based on current investment, claim, and expense experience and are neither guarantees nor estimates.
               Dividends actually paid may be higher or lower than those shown.
               Variations in dividends paid would affect:
               -        Death benefit provided by dividends
               -        Policy cash values provided by dividends
               -        Total "Net Premium Outlay"
               Non-Guaranteed dividends can increase the value of your life insurance policy in one of two ways:
               -        By reducing the out-of pocket cost of your policy
               -        By increasing your policy's cash value and/or death
                        benefit.

        Base   The death benefit on the base policy is guaranteed assuming the
  Guaranteed   base policy contract premium is paid when due and no policy loans
       Death   are taken against it. This is the value that is payable upon the
     Benefit   death of the surviving insured. The actual amount payable may be decreased by loans or increased by additional insurance benefits.
--------------------------------------------------------------------------------

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117


--------------------------------------------------------------------------------
Life 1: Duane Collins     Life 2: Joyce Collins          A LIFE INSURANCE POLICY
        Male Age 63               Female Age 62                     ILLUSTRATION
        Non Tobacco Use           Non Tobacco Use          ESTATE PROTECTION III
                                                                    (Form 91-95)
                                                    Initial Billing Mode: Annual
--------------------------------------------------------------------------------



                             ESTATE PROTECTION III


                   A Survivorship Whole Life Insurance Policy




                               GLOSSARY OF TERMS




        Base   The Base Contract Premium column includes the base policy
    Contract   contract premium and the premium for any riders, with the
     Premium   exception of term and paid up insurance riders.

        Base   The cash value on the base policy is guaranteed assuming the base
  Guaranteed   policy contract premium is paid when due and no policy loans are
  Cash Value   taken against it. This value is available as cash upon surrender of the policy.

    Contract   This illustration reflects annual premiums payable until the
    Premiums   death of the surviving insured. Payments may be made at more frequent intervals; however, total payments will be higher. Refer to the Basic Illustration Summary page for information on modal payment options. Contract premiums are paid at the beginning of each modal premium payment period. Actual premiums required for this insurance coverage will ultimately depend on the outcome of the underwriting process, and may vary from what is shown on this illustration. If so, you will receive a REVISED BASIC
               ILLUSTRATION prior to or upon delivery of your insurance contract.

        Life   The estimated joint life expectancy is 23 years assuming 1980 CSO
  Expectancy   mortality with Nonsmoker/Nonsmoker and select factors. This illustration assumes the death of Life 1 in year 17.

 Net Premium   Net Premium Outlay reflects required premium less any
      Outlay   non-guaranteed values assumed applied to pay all or a portion of the premium due.

        Risk   Classifications represent groups of people with similar risk
       Class   characteristics and help to determine the cost of insurance. Risk classes vary by the plan or product illustrated. Final Risk
               Classification for a proposed insured is determined upon completion of the underwriting process.

   Surrender   The Surrender To Pay Premium column reflects the amount of
      To Pay   non-guaranteed dividend and/or cash value assumed to be applied
     Premium   to pay required premium.

       Total   The Total Cash Value is equal to the Base Guaranteed Cash Value
  Cash Value   plus any dividends and interest unapplied or unpaid, and the cash value of any paid up insurance earned by dividends or under a paid up insurance rider, if any. This value is available as cash upon surrender of the policy. Cash Values are illustrated as of the end of the year (EOY) unless otherwise indicated.
--------------------------------------------------------------------------------

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117


--------------------------------------------------------------------------------
Life 1: Duane Collins     Life 2: Joyce Collins          A LIFE INSURANCE POLICY
        Male Age 63               Female Age 62                     ILLUSTRATION
        Non Tobacco Use           Non Tobacco Use          ESTATE PROTECTION III
                                                                    (Form 91-95)
                                                    Initial Billing Mode: Annual
--------------------------------------------------------------------------------



                             ESTATE PROTECTION III


                   A Survivorship Whole Life Insurance Policy




                               GLOSSARY OF TERMS




       Total   Total Death Benefit is equal to the Base Guaranteed Death Benefit
       Death   plus any dividends and interest unapplied or unpaid, plus the
     Benefit   death benefit of any paid up insurance earned by dividends or under a paid up insurance rider or AIP rider, if any, plus the death benefit under any term insurance riders. This is the benefit payable upon the death of the surviving insured. Death
               Benefits are illustrated as of the end of the year (EOY) unless otherwise indicated.
--------------------------------------------------------------------------------

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117


--------------------------------------------------------------------------------
Life 1: Duane Collins     Life 2: Joyce Collins          A LIFE INSURANCE POLICY
        Male Age 63               Female Age 62                     ILLUSTRATION
        Non Tobacco Use           Non Tobacco Use          ESTATE PROTECTION III
                                                                    (Form 91-95)
                                                    Initial Billing Mode: Annual
--------------------------------------------------------------------------------

                           BASIC ILLUSTRATION SUMMARY

                             Current Dividend Scale

                        Alternate Premium Payment Option

               Dividends Applied Under AIP Rider Dividend Option


     RISK CLASS

             Life 1: Non Tobacco Use

             Life 2: Non Tobacco Use





                          SUMMARY OF INITIAL COVERAGE


                                                    Initial             First Year
         Coverage Description                        Amount            Annual Premium
         Estate Protection Base Policy             $3,990,862            $92,807.63

         Premium $139,181.45 starting in yr 11
         Additional Insurance Protection Rider     $7,411,599
            with Premium Cost Recovery Benefit
            at 0.00% per year for 12 years           $695,204
            Level Annual Premium                                        $602,396.00

                                                                        -----------
            TOTAL excluding any rider lump sum payment                  $695,203.63

            Initial MODAL Premium:     Annual                           $695,203.63
                                       Semi-annual                      $355,945.03
                                       Quarterly                        $181,449.28
                                       Premiumatic                       $60,136.11

            Initial Annual 7-Pay Premium                                $695,209.00
            Additional Insurance Protection Rider Target Premium         $86,122.78

--------------------------------------------------------------------------------

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117

--------------------------------------------------------------------------------
Life 1: Duane Collins     Life 2: Joyce Collins          A LIFE INSURANCE POLICY
        Male Age 63               Female Age 62                     ILLUSTRATION
        Non Tobacco Use           Non Tobacco Use          ESTATE PROTECTION III
                                                                    (Form 91-95)
                                                    Initial Billing Mode: Annual
--------------------------------------------------------------------------------

GUARANTEED ASSUMPTIONS
These policy benefits and values are guaranteed provided the premium is paid when due and assume guaranteed term rates.

NON-GUARANTEED ASSUMPTIONS
These policy benefits and values are not guaranteed. Non-guaranteed elements are subject to change by the company. Actual results may be more or less favorable.

Current Scale:
Policy benefits and values are based on the current dividend scale and current term rates.

Midpoint Scale:
Policy benefits and values are based on 50% of the current dividend scale and term rates that are halfway between current and guaranteed.

Premiums are assumed paid at the beginning of each year. Policy values, including cash values and death benefits, are illustrated as of the end of the year (EOY) unless otherwise indicated.

These policy benefits and values do not reflect the impact of any loans or cash surrenders that may be taken.

Representative's Address:
John Hancock
197 Clarendon
Boston MA 02117

License Number:

  $11,402,460 Initial Death Benefit: $3,990,862 Base with $7,411,599 AIP Rider
               First Year Annual Contract Premium of $695,203.63
                        Alternate Premium Payment Option
               Dividends Applied Under AIP Rider Dividend Option


SUMMARY YEARS                     GUARANTEED            NON-GUARANTEED ASSUMPTIONS
                                  ASSUMPTIONS        Midpoint Scale     Current Scale
                                  ---------------------------------------------------

Years Premium Paid in Cash            19*                   10**             7**
-------------------------------------------------------------------------------------
Summary Year 5
 Total Cash Value                  3,496,207             3,670,563        3,852,332
 Total Death Benefit              14,878,480            14,939,091       15,003,592
 Cumulative Net Premium Outlay     3,476,018             3,476,018        3,476,018
--------------------------------------------------------------------------------------
Summary Year 10
 Total Cash Value                  7,764,329             8,628,658        7,323,150
 Total Death Benefit              18,354,500            18,510,784       18,616,370
 Cumulative Net Premium Outlay     6,952,036             6,952,036        4,866,425
--------------------------------------------------------------------------------------
Summary Year 20
 Total Cash Value                 16,695,806            13,528,274       14,499,032
 Total Death Benefit              22,996,328            20,068,060       20,419,348
 Cumulative Net Premium Outlay    13,208,870             6,952,036        4,866,425
--------------------------------------------------------------------------------------
Summary Year 30
 Total Cash Value                 18,577,508            18,777,024       26,103,956
 Total Death Benefit              21,299,504            21,469,172       29,625,488
 Cumulative Net Premium Outlay    13,208,870             6,952,036        4,866,425
--------------------------------------------------------------------------------------

*This illustration assumes policy values are used to pay contract premium. **This illustration assumes non-guaranteed values are used to pay contract premium.

I have received a copy of this illustration and understand that any non-guaranteed elements illustrated are subject to change and could be either higher or lower. The representative has told me they are not guaranteed.

Applicant 1: _______________________________  Date: _________________

Applicant 2: _______________________________  Date: _________________

I certify that this illustration has been presented to the applicant and that I have explained that any non-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.
Representative: ____________________________  Date: _________________

--------------------------------------------------------------------------------

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117


--------------------------------------------------------------------------------
Life 1: Duane Collins     Life 2: Joyce Collins          A LIFE INSURANCE POLICY
        Male Age 63               Female Age 62                     ILLUSTRATION
        Non Tobacco Use           Non Tobacco Use          ESTATE PROTECTION III
                                                                    (Form 91-95)
                                                    Initial Billing Mode: Annual
--------------------------------------------------------------------------------


                  ILLUSTRATION BASED ON GUARANTEED ASSUMPTIONS


     $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider
                 Initial Annual Contract Premium of $695,203.63
                        Alternate Premium Payment Option

                                               BASE       AIP     Total                AIP          AIP                    Total
          Base        AIP Surrender    *Net    GUAR     Rider      Cash     AIP       Term          PUA         Base       Death
       Contract     Rider    To Pay Premium    CASH      Cash     Value    Term      Death        Death        Death     Benefit
Year   Premium    Premium   Premium  Outlay    VALUE    Value     (EOY)    Cost     Benefit     Benefit      Benefit       (EOY)
----   -------    -------   -------  ------    -----    -----     -----    ----     -------     -------      -------       -----
    1   92808      602396        0    695204       40   571060    571100   1657     6628151     1478651      3990862      12097663
    2   92808      602396        0    695204    90632  1167553   1258185   1595     5908077     2893929      3990862      12792867
    3   92808      602396        0    695204   184458  1790136   1974593   1575     5248448     4248762      3990862      13488071
    4   92808      602396        0    695204   281116  2439282   2720398   1580     4646334     5546080      3990862      14183276
    5   92808      602396        0    695204   380728  3115479   3496207   1681     4098988     6788631      3990862      14878480
        ------     -------   ------- -------                              -----
       464038     3011980        0   3476018                               8087

    6   92808      602396        0    695204   482814  3812348   4295163   8030     3617204     7965618      3990862      15573683
    7   92808      602396        0    695204   586816  4534342   5121158   9561     3187003     9091023      3990862      16268888
    8   92808      602396        0    695204   692814  5282317   5975130  10714     2804626    10168605      3990862      16964092
    9   92808      602396        0    695204   800367  6055847   6856214  11968     2467606    11200829      3990862      17659296
   10   92808      602396        0    695204   909278  6855051   7764329  13126     2173178    12190460      3990862      18354500
        ------     -------   ------- -------                              -----
       928076     6023960        0   6952036                              61486

   11  139181      602396     46374   695204* 1057379  7615970   8673349  19655     2003540    13055302      3990862      19049704
   12  139181      602396     46374   695204* 1204921  8389263   9594184  23623     1871887    13882159      3990862      19744908
   13  139181      602396     46374   695204* 1351106  9183207  10534313  17004     1062752    14691294      3990862      19744908
   14  139181      602396     46374   695204* 1495057 10000710  11495766   5236      261661    15492384      3990862      19744908
   15  139181      602396     46374   695204* 1636213 10832970  12469183      0           0    16276212      3990862      20267074
       ------      -------   ------- -------                              -----
      1623984     9035940    231869 10428054                             127004

   16  139181      602396     46374   695204* 1774177 11672766  13446943      0           0    17036432      3990862      21027294
   17  139181      602396     46374   695204* 1908670 12518363  14427032      0           0    17774912      3990862      21765774
   18  139181      602396     46374   695204* 2039450 13367835  15407285      0           0    18493356      3990862      22484218
   19  139181      602396     46374   695204* 2166000 14218801  16384801      0           0    19193340      3990862      23184202
   20  139181      602396    741577        0* 2287722 14408085  16695806      0           0    19005466      3990862      22996328
       ------      -------   ------- -------                              -----
      2319891    12047920   1158942 13208870                             127004


THESE POLICY BENEFITS AND VALUES ARE GUARANTEED PROVIDED THE PREMIUM IS PAID WHEN DUE.

THESE ILLUSTRATED VALUES DO NOT REFLECT ANY LOANS OR CASH SURRENDERS.

*POLICY VALUES ARE ASSUMED TO PAY A PORTION OF PREMIUM STARTING IN YEAR 11 AND FULL PREMIUM STARTING IN YEAR 20.
--------------------------------------------------------------------------------

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117


--------------------------------------------------------------------------------
Life 1: Duane Collins     Life 2: Joyce Collins          A LIFE INSURANCE POLICY
        Male Age 63               Female Age 62                     ILLUSTRATION
        Non Tobacco Use           Non Tobacco Use          ESTATE PROTECTION III
                                                                    (Form 91-95)
                                                    Initial Billing Mode: Annual
--------------------------------------------------------------------------------


                  ILLUSTRATION BASED ON GUARANTEED ASSUMPTIONS


     $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider
                 Initial Annual Contract Premium of $695,203.63
                        Alternate Premium Payment Option



                                                      BASE         AIP       Total             AIP   AIP                 Total
           Base         AIP    Surrender       *Net   GUAR       Rider        Cash    AIP     Term   PUA      Base       Death
       Contract       Rider       To Pay    Premium   CASH       Cash        Value   Term    Death  Death     Death     Benefit
 Year   Premium     Premium      Premium     Outlay   VALUE      Value       (EOY)   Cost  Benefit Benefit   Benefit     (EOY)
 ----   -------     -------      -------     ------   -----      -----       -----   ----  ------- -------   -------    --------
   21    139181      602396      741577         0*    2403736   14579112    16982848      0    0   18821874   3990862    22812736
   22    139181      602396      741577         0*    2513445   14730409    17243854      0    0   18642190   3990862    22633052
   23    139181      602396      741577         0*    2616609   14861809    17478418      0    0   18466048   3990862    22456910
   24    139181      602396      741577         0*    2713347   14973911    17687258      0    0   18293114   3990862    22283976
   25    139181      602396      741577         0*    2804139   15068401    17872540      0    0   18123082   3990862    22113944
        -------    --------     -------  --------                                     ------
        3015799    15059900     4866829  13208870                                     127004

   26    139181      602396      741577         0*    2889743   15147538    18037280      0    0   17955686   3990862    21946548
   27    139181      602396      741577         0*    2971237   15214281    18185518      0    0   17790702   3990862    21781564
   28    139181      602396      741577         0*    3049737   15271626    18321362      0    0   17627952   3990862    21618814
   29    139181      602396      741577         0*    3126681   15323368    18450048      0    0   17467296   3990862    21458158
   30    139181      602396      741577         0*    3203784   15373723    18577508      0    0   17308642   3990862    21299504
        -------    --------     -------  --------                                     ------
        3711706    18071880     8574716 13208870                                     127004

   31    139181      602396      741577        0*     3283043   15427653    18710696      0    0   17151944   3990862    21142806
   32    139181      602396      741577        0*     3366491   15489927    18856418      0    0   16997208   3990862    20988070
   33    139181      602396      741577        0*     3455767   15564242    19020008      0    0   16844484   3990862    20835346
   34    139181      602396      741577        0*     3551228   15651418    19202646      0    0   16693855   3990862    20684716
   35    139181      602396      741577        0*     3650960   15746575    19397536      0    0   16545404   3990862    20536266
        -------    --------     ------- --------                                     ------
        4407614    21083860    12282601 13208870                                     127004

   36    139181      602396      741577        0*     3749694   15837373    19587066      0    0   16399163   3990862    20390024
   37    139181      602396      741577        0*     3838131   15902373    19740504      0    0   16255045   3990862    20245906
   38    139181      602396      741577        0*     3990862   16112777    20103638      0    0   16112777   3990862    20103638
        -------    --------     ------- --------                                     ------
        4825158    22891048    14507332 13208870                                     127004

THESE POLICY BENEFITS AND VALUES ARE GUARANTEED PROVIDED THE PREMIUM IS PAID WHEN DUE.

THESE ILLUSTRATED VALUES DO NOT REFLECT ANY LOANS OR CASH SURRENDERS.

*POLICY VALUES ARE ASSUMED TO PAY A PORTION OF PREMIUM STARTING IN YEAR 11 AND FULL PREMIUM STARTING IN YEAR 20.

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117

--------------------------------------------------------------------------------
Life 1: Duane Collins    Life 2: Joyce Collins          A LIFE INSURANCE POLICY
        Male Age 63              Female Age 62                     ILLUSTRATION
        Non Tobacco Use          Non Tobacco Use          ESTATE PROTECTION III
                                                                   (Form 91-95)
                                                   Initial Billing Mode: Annual
--------------------------------------------------------------------------------

                ILLUSTRATION BASED ON NON-GUARANTEED ASSUMPTIONS

                             Current Dividend Scale

    $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider

                 Initial Annual Contract Premium of $695,203.63

                        Alternate Premium Payment Option

               Dividends Applied Under AIP Rider Dividend Option

                                                 BASE      AIP      Total              AIP       AIP              Total
       Base    AIP   Annual  Surrender *Net      GUAR     Rider     Cash        AIP    Term      PUA      Base    Death
     Contract Rider  Dividend To Pay  Premium    CASH     Cash      Value       Term   Death     Death    Death   Benefit
Year Premium Premium  (EOY)   Premium Outlay     VALUE    Value     (EOY)       Cost  Benefit   Benefit  Benefit   (EOY)
---- ------- ------- -------- ------- -------   ------   -------   -------      ----  -------   -------  -------  --------

 1   92808   602396   18365       0   695204         40   571060    589465      1657  6628151   1478651  3990862  12116028
 2   92808   602396   38540       0   695204      90632  1186751   1315923      1582  5860492   2941514  3990862  12831407
 3   92808   602396   63582       0   695204     184458  1850478   2098518      1532  5105230   4391980  3990862  13551654
 4   92808   602396   91722       0   695204     281116  2568749   2941587      1480  4351971   5840444  3990862  14274998
 5   92808   602396  125112       0   695204     380728  3346492   3852332      1474  3595610   7292008  3990862  15003592
    ------  -------  ------   ------ -------                                    ----
    464038  3011980  337321       0  3476018                                    7725

 6   92808   602396  159849       O   695204     482814  4190641   4833305      1413  2826789   8756033  3990862  15733532
 7   92808   602396  199120       0   695204     586816  5103807   5889743      1268  2045268  10232758  3990862  16468007
 8   92808   602396  218130  695204       0*     692814  5424338   6335281      1949  2531231  10441999  3990862  17182222
 9   92808   602396  239165  695204       0*     800367  5772899   6812432      2991  2990944  10677491  3990862  17898462
10   92808   602396  261870  695204       0*     909278  6152001   7323150      4314  3423423  10940215  3990862  18616370
    ------  ------- ------- -------  -------                                   -----
    928076  6023960 1415456 2085611  4866425                                   19660

11  139181   602396  311833  741577       0*    1057379  6502486   7871698      6651  3912274  11146567  3990862  19361538
12  139181   602396  344573  741577       0*    1204921  6904451   8453945     10130  4328884  11425162  3990862  20089480
13  139181   602396  379995  741577       0*    1351106  7340834   9071935     12792  4010180  11743866  3990862  20124904
14  139181   602396  417799  741577       0*    1495057  7813394   9726249     15732  3650095  12103951  3990862  20162706
15  139181   602396  457687  741577       0*    1636213  8324053  10417953     18673  3247407  12506639  3990862  20202594
   -------  ------- ------- -------  -------                                   -----
   1623984  9035940 3327343 5793498  4866425                                   83637

16  139181   602396  498871  741577       0*    1774177  8875109  11148157     21258  2800802  12953245  3990862  20243780
17  139181   602396  541067  741577       0*    1908670  9468846  11918583     22838  2309165  13444881  3990862  20285974
18  139181   602396  584302  741577       0*    2039450 10107884  12731636     22575  1770578  13983468  3990862  20329210
19  139181   602396  628345  741577       0*    2166000 10795716  13590061     19221  1181379  14572667  3990862  20373254
20  139181   602396  674440  741577       0*    2287722 11536870  14499032     11019   535952  15218094  3990862  20419348
   ------- -------- ------- -------  -------                                  ------
   2319891 12047920 6254368 9501385  4866425                                  180548

REFER TO "ILLUSTRATION BASED ON GUARANTEED ASSUMPTIONS" PAGE FOR GUARANTEED VALUES AND BENEFITS AND OTHER IMPORTANT INFORMATION.

THESE ILLUSTRATED VALUES DO NOT REFLECT ANY LOANS OR CASH SURRENDERS.

*NON-GUARANTEED POLICY VALUES ARE ASSUMED TO PAY FULL PREMIUM STARTING IN
 YEAR 8.


--------------------------------------------------------------------------------

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117


--------------------------------------------------------------------------------
Life 1: Duane Collins    Life 2: Joyce Collins          A LIFE INSURANCE POLICY
        Male Age 63              Female Age 62                     ILLUSTRATION
        Non Tobacco Use          Non Tobacco Use          ESTATE PROTECTION III
                                                                   (Form 91-95)
                                                   Initial Billing Mode: Annual
--------------------------------------------------------------------------------

                ILLUSTRATION BASED ON NON-GUARANTEED ASSUMPTIONS

                             Current Dividend Scale

    $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider

                 Initial Annual Contract Premium of $695,203.63

                        Alternate Premium Payment Option

               Dividends Applied Under AIP Rider Dividend Option

                                                 BASE      AIP      Total              AIP       AIP              Total
       Base    AIP   Annual  Surrender *Net      GUAR     Rider     Cash        AIP    Term      PUA      Base    Death
     Contract Rider  Dividend To Pay  Premium    CASH     Cash      Value       Term   Death     Death    Death   Benefit
Year Premium Premium  (EOY)   Premium Outlay     VALUE    Value     (EOY)       Cost  Benefit   Benefit  Benefit   (EOY)
---- ------- ------- -------- ------- -------   ------   -------   -------      ----  -------   -------  -------  --------

21  139181   602396   722140   741577       0*  2403736  12334579  15460455         0        0  15924145  3990862  20637146
22  139181   602396   774405   741577       0*  2513445  13177391  16465241         0        0  16676755  3990862  21442022
23  139181   602396   828132   741577       0*  2616609  14068757  17513498         0        0  17480668  3990862  22299662
24  139181   602396   882481   741577       0*  2713347  15009590  18605418         0        0  18336702  3990862  23210046
25  139181   602396   934811   741577       0*  2804139  16001023  19739974         0        0  19244766  3990862  24170440
   ------- -------- --------  -------  -------                                 ------
   3015799 15059900 10396337 13209270 4866425                                  180548

26  139181   602396   985521   741577       0*  2889743  17042280  20917546         0        0  20201686  3990862  25178070
27  139181   602396  1033968   741577       0*  2971237  18134064  22139268         0        0  21204928  3990862  26229758
28  139181   602396  1080243   741577       0*  3049737  19276918  23406896         0        0  22251238  3990862  27322342
29  139181   602396  1124631   741577       0*  3126681  20473064  24724374         0        0  23337498  3990862  28452990
30  139181   602396  1173804   741577       0*  3203784  21726368  26103956         0        0  24460822  3990862  29625488
   ------- -------- -------- -------- --------                                 ------
   3711706 18071880 15794504 16917156 4866425                                  180548

31  139181   602396  1222700   741577       0*  3283043  23049504  27555246         0        0  25625662  3990862  30839224
32  139181   602396  1273865   741577       0*  3366491  24451020  29091376         0        0  26830280  3990862  32095006
33  139181   602396  1330411   741577       0*  3455767  25941544  30727720         0        0  28075376  3990862  33396648
34  139181   602396  1398951   741577       0*  3551228  27530936  32481116         0        0  29364588  3990862  34754400
35  139181   602396  1480715   741577       0*  3650960  29225636  34357312         0        0  30708264  3990862  36179840
   ------- -------- -------- -------- --------                                 ------
   4407614 21083860 22501144 20625046 4866425                                  180548

36  139181   602396  1572264   741577       0*  3749694  31017584  36339540         0        0  32117854  3990862  37680980
37  139181   602396  1651951   741577       0*  3838131  32872742  38362824         0        0  33601772  3990862  39244584
38  139181   602396  1284542   741577       0*  3990862  35148092  40423492         0        0  35148092  3990862  40423492
   ------- -------- -------- -------- --------                                 ------
   4825158 22891048 27009900 22849780 4866425                                  180548


REFER TO "ILLUSTRATION BASED ON GUARANTEED ASSUMPTIONS" PAGE FOR
GUARANTEED VALUES AND BENEFITS AND OTHER IMPORTANT INFORMATION.

THESE ILLUSTRATED VALUES DO NOT REFLECT ANY LOANS OR CASH
SURRENDERS.

"NON-GUARANTEED POLICY VALUES ARE ASSUMED TO PAY FULL PREMIUM
STARTING IN YEAR 8.

--------------------------------------------------------------------------------

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY & AFFILIATED COMPANIES
                                BOSTON, MA 02117

      ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY



                            SUPPLEMENTAL EXPLANATION




The Supplemental Illustration pages which follow are designed to show additional concepts not included in your Basic Illustration.



          Non- Values and benefits illustrated on Supplemental pages are Guaranteed based on non-guaranteed elements which are subject
        Values to change by the insurer. Actual results may be more or less favorable than shown.

    Guaranteed  Please refer to your Basic Illustration for guaranteed
        Values  elements and benefits, and other important information.

      Payments  Premiums are assumed paid at the beginning of each year.
    and Values  Policy values, including cash values and death benefits, are illustrated as of the end of the year (EOY) unless otherwise indicated.

     Accessing  While not reflected in your Basic Illustration, this policy
        Policy allows you to access cash values through policy loans and Values partial surrenders. If requested, the effect of these transactions on your policy benefits and values will be reflected in your Supplemental Illustration.

        Policy  Policy loans may be taken against cash value after the first
         Loans policy year. Policy loans, if illustrated, are assumed taken at the beginning of the year. Loan interest is payable in arrears. This illustration assumes a policy loan interest rate of 7.25%. The loan interest rate is variable and subject to change annually on the policy anniversary. Policy loans do not affect dividends.

    Surrenders  Partial surrenders may be made of the cash value of paid-up insurance. Surrenders may impact your policy's cash value, death benefit and/or planned premium payment schedule.

     Surrender These columns on your Supplemental Illustration pages will Amount and reflect any illustrated surrenders, policy loans and/or loan Net Outlay interest due.

      Net Cash  Net Cash Value is the cash value available upon policy
         Value surrender. This value will reflect any illustrated surrenders, policy loans and/or interest due. Cash values are illustrated as of the end of the year (EOY) unless otherwise indicated.

     Net Death  Net Death Benefit is the benefit payable upon the death of the
       Benefit surviving insured. This value will reflect any illustrated surrenders, policy loans and/or interest due. Death Benefits are illustrated as of the end of the year (EOY) unless otherwise indicated.

           Tax We suggest that you seek professional counsel regarding the Considerations interpretation of current tax laws and accounting practices as they relate to your actual situation.

--------------------------------------------------------------------------------

          JOHN HANCOCK MUTUAL LIFE INSURANCE CO & AFFILIATED COMPANIES
                                BOSTON, MA 02117

       ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY

Life 1: Duane Collins                      Life 2: Joyce Collins
        Male Age 63 Non Tobacco Use                Female Age 62 Non Tobacco Use




                            SUMMARY OF POLICY VALUES

                             Current Dividend Scale

    $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider

                        Alternate Premium Payment Option

               Dividends Applied Under AIP Rider Dividend Option

                 Age      Age         Net           Net Cash           Net Death
         Year     #1       #2       Outlay            Value             Benefit
         ----    ---      ---       ------          --------           ---------
          1       64       63       695204            589465           12116029
          2       65       64       695204           1315923           12831409
          3       66       65       695204           2098518           13551654
          4       67       66       695204           2941587           14274998
          5       68       67       695204           3852332           15003590
                                  --------
                                   3476018

          6       69       68       695204           4833305           15733532
          7       70       69       695204           5889743           16468008
          8       71       70            0           6335282           17182220
          9       72       71            0           6812432           17898460
         10       73       72            0           7323150           18616372
                                  --------
                                   4866425

         11       74       73            0           7871698           19361536
         12       75       74            0           8453945           20089480
         13       76       75            0           9071935           20124904
         14       77       76            0           9726248           20162708
         15       78       77            0          10417953           20202596
                                  --------
                                   4866425

         16       79       78     -4845976           5943711           12747037
         17       80       79            0           6330139           12769425
         18       81       80            0           6730635           12791823
         19       82       81            0           7143771           12813667
         20       83       82            0           7569047           12835850
                                  --------
                                     20449


--------------------------------------------------------------------------------

          JOHN HANCOCK MUTUAL LIFE INSURANCE CO & AFFILIATED COMPANIES
                                BOSTON, MA 02117

       ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY

   Life 1: Duane Collins                  Life 2: Joyce Collins
           Male Age 63 Non Tobacco Use            Female Age 62 Non Tobacco Use



                            SUMMARY OF POLICY VALUES

                             Current Dividend Scale

    $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider

                        Alternate Premium Payment Option

               Dividends Applied Under AIP Rider Dividend Option

                 Age      Age      Net     Net Cash          Net Death
         Year     #1       #2    Outlay     Value            Benefit
         ----    ---      ---    ------    --------          ---------
         21       84       83        0      8005257           12857649
         22       85       84        0      8455673           12881585
         23       86       85        0      8923316           12906068
         24       87       86        0      9413060           12930758
         25       88       87        0      9931388           12954582
                                 -----
                                 20449

         26       89       88        0      10489487          12978330
         27       90       89        0      11070959          13371308
         28       91       90        0      11671933          13857338
         29       92       91        0      12294386          14360420
         30       93       92        0      12944961          14882542
                                 -----
                                 20449

         31       94       93        0      13628695          15423297
         32       95       94        0      14352396          15983014
         33       96       95        0      15124049          16563754
         34       97       96        0      15952207          17170986
         35       98       97        0      16839490          17810834
                                 -----
                                 20449

         36       99       98        0      17776530          18487410
         37      100       99        0      18728770          19193498
         38      101      100        0      19694324          19694324
                                 -----
                                 20449

--------------------------------------------------------------------------------

          JOHN HANCOCK MUTUAL LIFE INSURANCE CO & AFFILIATED COMPANIES
                                BOSTON, MA 02117

       ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY

 Life 1: Duane Collins                     Life 2: Joyce Collins
         Male Age 63 Non Tobacco Use               Female Age 62 Non Tobacco Use



                            SUMMARY OF POLICY VALUES

                             Current Dividend Scale

     $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider

                        Alternate Premium Payment Option

               Dividends Applied Under AIP Rider Dividend Option

                                                    AIP                          AIP       AIP
                                            GUAR    Rider    Net        AIP      Term      PUA      Net
    Annual    Annual  Surrender    Net      CASH    Cash     Cash       Term     Death     Death    Death
Yr  Premium  Dividend  Amount     Outlay    VALUE   Value    Value      Cost     Benefit   Benefit  Benefit
--  -------  -------- ---------  -------   ------  -------  -------     -----    -------   -------  -------
 1  695204   18365          0     695204       40   571060   589465     1657     6628151   1478651  12116029
 2  695204   38540          0     695204    90632  1186751  1315923     1582     5860492   2941514  12831409
 3  695204   63582          0     695204   184458  1850478  2098518     1532     5105230   4391980  13551654
 4  695204   91722          0     695204   281116  2568749  2941587     1480     4351971   5840444  14274998
 5  695204  125112          0     695204   380728  3346492  3852332     1474     3595610   7292008  15003590
   -------  ------    -------    -------                                ----
   3476018  337321          0    3476018                                7725

 6  695204  159849          0     695204   482814  4190641  4833305     1413     2826789   8756033  15733532
 7  695204  199120          0     695204   586816  5103807  5889743     1268     2045268  10232758  16468008
 8  695204  218130     695204          0   692814  5424338  6335282     1949     2531231  10441999  17182220
 9  695204  239165     695204          0   800367  5772899  6812432     2991     2990944  10677491  17898460
10  695204  261870     695204          0   909278  6152001  7323150     4314     3423423  10940215  18616372
   ------- -------    -------   --------                               -----
   6952036 1415456    2085611    4866425                               19660

11  741577  311833     741577          0  1057379  6502486  7871698     6651     3912274  11146567  19361536
12  741577  344573     741577          0  1204921  6904451  8453945    10130     4328884  11425162  20089480
13  741577  379995     741577          0  1351106  7340834  9071935    12792     4010180  11743866  20124904
14  741577  417799     741577          0  1495057  7813394  9726248    15732     3650095  12103951  20162708
15  741577  457687     741577          0  1636213  8324053 10417953    18673     3247407  12506639  20202596
  -------- -------    -------   --------                               -----
  10659921 3327343    5793498    4866425                               83637

16  741577  283064    5587554   -4845976  1774177  3886469  5943711    21258     2800802   5672311  12747037
17  741577  305451     741577          0  1908670  4116019  6330139    25998     2628749   5844364  12769425
18  741577  327848     741577          0  2039450  4363337  6730635    31069     2436777   6036336  12791823
19  741577  349693     741577          0  2166000  4628078  7143771    36215     2225873   6247241  12813667
20  741577  371875     741577          0  2287722  4909451  7569047    41061     1997138   6475975  12835850
  -------- -------   --------   --------                              ------
  14367806 4965274   14347360      20449                              239239



--------------------------------------------------------------------------------

          JOHN HANCOCK MUTUAL LIFE INSURANCE CO & AFFILIATED COMPANIES
                                BOSTON, MA 02117

       ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY


 Life 1: Duane Collins                     Life 2: Joyce Collins
         Male Age 63 Non Tobacco Use               Female Age 62 Non Tobacco Use


                            SUMMARY OF POLICY VALUES

                             Current Dividend Scale

    $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider

                        Alternate Premium Payment Option

               Dividends Applied Under AIP Rider Dividend Option

                                                    AIP                            AIP      AIP
                                           GUAR     Rider    Net         AIP       Term     PUA      Net
    Annual    Annual   Surrender     Net   CASH     Cash     Cash        Term      Death    Death    Death
Yr  Premium  Dividend   Amount     Outlay  VALUE    Value    Value       Cost      Benefit  Benefit  Benefit
--  -------  --------  ---------   ------  -------  -------  -------     -----     -------  -------  -------
21   741577    393674    741577         0  2403736  5207848  8005257     45107     1749696  6723417  12857649
22   741577    417609    741577         0  2513445  5524620  8455673     46664     1481386  6991728  12881585
23   741577    442094    741577         0  2616609  5864614  8923316     45207     1186232  7286882  12906068
24   741577    466784    741577         0  2713347  6232930  9413060     39193      858556  7614558  12930758
25   741577    490609    741577         0  2804139  6636641  9931388     26808      491086  7982027  12954582
   --------   -------  --------     -----                               ------
   18075692   7176043  18055246     20449                               442218

26   741577    514355    741577         0  2889743  7085389 10489487      4799       74189  8398924  12978330
27   741577    536797    741577         0  2971237  7562926 11070959         0           0  8843649  13371308
28   741577    557878    741577         0  3049737  8064319 11671933         0           0  9308598  13857338
29   741577    577660    741577         0  3126681  8590045 12294386         0           0  9791898  14360420
30   741577    599955    741577         0  3203784  9141221 12944961         0           0 10291724  14882542
   --------   -------  --------     -----                               ------
   21783582   9962687  21763136     20449                               447017

31   741577    621945    741577         0  3283043  9723708 13628695         0           0 10810491  15423297
32   741577    644942    741577         0  3366491 10340961 14352396         0           0 11347211  15983014
33   741577    670706    741577         0  3455767 10997576 15124049         0           0 11902186  16563754
34   741577    702693    741577         0  3551228 11698286 15952207         0           0 12477431  17170986
35   741577    741498    741577         0  3650960 12447032 16839490         0           0 13078475  17810834
   --------  --------  --------     -----                               ------
   25491472  13344471  25471026     20449                               447017

36   741577    785202    741577         0  3749694 13241634 17776530         0           0 13711347  18487410
37   741577    822351    741577         0  3838131 14068287 18728770         0           0 14380284  19193498
38   741577    624858    741577         0  3990862 15078605 19694324         0           0 15078605  19694324
   --------  --------  --------     -----                               ------
   27716206  15576882  27695760     20449                               447017

--------------------------------------------------------------------------------

 JOHN HANCOCK MUTUAL LIFE INSURANCE CO & AFFILIATED COMPANIES BOSTON, MA 02117
       ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY

Parker Hannifin                            Tax Bracket: ER 36% EE 50%
Life 1: Duane Collins                      Life 2: Joyce Collins
        Male Age 63 Non Tobacco Use                Female Age 62 Non Tobacco Use


              SPLIT DOLLAR PROPOSAL SUMMARY OF COSTS AND BENEFITS
                             Current Dividend Scale
    $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider
                        Alternate Premium Payment Option
               Dividends Applied Under AIP Rider Dividend Option


                           -------------EMPLOYER-------------    ------------EMPLOYEE------------
                                 Net                                   Net
             Age   Age     After Tax    Net Cash    Net Death    After Tax   Net Cash   Net Death
      Year    #1    #2        Outlay       Value       Benefit      Outlay      Value     Benefit
      ----   ---   ---     ---------    --------    ----------   ---------   --------   ---------
         1    64    63       697344      589465       687561        0              0    11428468
         2    65    64       697741     1315923      1373701        0              0    11457707
         3    66    65       698216     2058147      2058147        0          40371    11493508
         4    67    66       698779     2740580      2740580        0         201007    11534418
         5    68    67       699455     3420599      3420599        0         431733    11582992
                          ---------                              ---------
                            3491536                                 0

         6    69    68       700261     4097741      4097741        0         735564    11635792
         7    70    69       701222     4771450      4771450        0        1118294    11696558
         8    71    70        17283     4771450      4771450        0        1563832    12410770
         9    72    71        21641     4771450      4771450        0        2040982    13127010
        10    73    72        27018     4771450      4771450        0        2551700    13844922
                          ---------                              ---------
                            4958960                                 0

        11    74    73        33699     4771450      4771450        0        3100249    14590086
        12    75    74        41873     4771450      4771450        0        3682496    15318030
        13    76    75        49660     4771450      4771450        0        4300486    15353454
        14    77    76        58877     4771450      4771450        0        4954799    15391258
        15    78    77        69782     4771450      4771450        0        5646504    15431146
                          ---------                              ---------
                            5212851                                 0

        16    79    78     -4845976           0            0        0        5943711    12747038
        17    80    79            0           0            0        0        6330139    12769425
        18    81    80            0           0            0        0        6730635    12791823
        19    82    81            0           0            0        0        7143771    12813667
        20    83    82            0           0            0        0        7569047    12835850
                          ---------                              ---------
                             366875                                 0

      This illustration may not fully reflect your actual tax or accounting situation. Surrender of any available policy values may be regarded as a taxable event. We recommend consulting tax counsel.

--------------------------------------------------------------------------------

 JOHN HANCOCK MUTUAL LIFE INSURANCE CO & AFFILIATED COMPANIES BOSTON, MA 02117
       ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY

 Parker Hannifin                           Tax Bracket: ER 36% EE 50%
 Life 1: Duane Collins                     Life 2: Joyce Collins
         Male Age 63 Non Tobacco Use               Female Age 62 Non Tobacco Use


              SPLIT DOLLAR PROPOSAL SUMMARY OF COSTS AND BENEFITS
                             Current Dividend Scale
    $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider
                        Alternate Premium Payment Option
               Dividends Applied Under AIP Rider Dividend Option


                           -------------EMPLOYER-------------    ------------EMPLOYEE------------
                                 Net                                   Net
             Age   Age     After Tax    Net Cash    Net Death    After Tax   Net Cash   Net Death
      Year    #1    #2        Outlay       Value       Benefit      Outlay      Value     Benefit
      ----   ---   ---     ---------    --------    ----------   ---------   --------   ---------
       21     84    83           0          0            0            0       8005257    12857648
       22     85    84           0          0            0            0       8455673    12881585
       23     86    85           0          0            0            0       8923316    12906068
       24     87    86           0          0            0            0       9413060    12930758
       25     88    87           0          0            0            0       9931388    12954582
                           --------                              ---------
                            366875                                    0

       26     89    88           0          0            0            0      10489487    12978330
       27     90    89           0          0            0            0      11070959    13371307
       28     91    90           0          0            0            0      11671934    13857338
       29     92    91           0          0            0            0      12294386    14360420
       30     93    92           0          0            0            0      12944961    14882542
                           --------                              ---------
                            366875                                    0

       31     94    93           0          0            0            0      13628695    15423297
       32     95    94           0          0            0            0      14352395    15983015
       33     96    95           0          0            0            0      15124049    16563754
       34     97    96           0          0            0            0      15952207    17170986
       35     98    97           0          0            0            0      16839490    17810834
                           --------                              ---------
                            366875                                    0

       36     99    98           0          0            0            0      17776530    18487410
       37    100    99           0          0            0            0      18728770    19193498
       38    101   100           0          0            0            0      19694324    19694324
                           --------                              ---------
                            366875                                    0


      This illustration may not fully reflect your actual tax or accounting situation. Surrender of any available policy values may be regarded as a taxable event. We recommend consulting tax counsel.

--------------------------------------------------------------------------------

 JOHN HANCOCK MUTUAL LIFE INSURANCE CO & AFFILIATED COMPANIES BOSTON, MA 02117
       ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY

 Parker Hannifin                           Tax Bracket: ER 36% EE 50%
 Life 1: Duane Collins                     Life 2: Joyce Collins
         Male Age 63 Non Tobacco Use               Female Age 62 Non Tobacco Use


                             SPLIT DOLLAR PROPOSAL
                             Current Dividend Scale
    $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider
                        Alternate Premium Payment Option
               Dividends Applied Under AIP Rider Dividend Option



                  ------------------------------------EMPLOYER SUMMARY-------------------------------------
                                                                 Net     Payback
                                                    Tax    After Tax          at     Net Cash     Net Death
        Year      Outlay            Bonus        Credit       Outlay     Rollout        Value       Benefit
        ----      ------           ------        ------    ---------     -------     --------     ---------
         1        687561            15286          5503       697344           0       589465        687561
         2        686140            18127          6526       697741           0      1315923       1373701
         3        684446            21516          7746       698216           0      2058147       2058147
         4        682433            25541          9195       698779           0      2740580       2740580
         5        680019            30370         10933       699455           0      3420599       3420599
                 -------           ------        ------     --------     -------
                 3420599           110839         39902      3491536           0

         6        677142            36124         13005       700261           0      4097741       4097741
         7        673709            42989         15476       701222           0      4771450       4771450
         8             0            27004          9722        17283           0      4771450       4771450
         9             0            33814         12173        21641           0      4771450       4771450
        10             0            42215         15197        27018           0      4771450       4771450
                 -------           ------        ------     --------     -------
                 4771450           292985        105475      4958960           0


        11             0            52655         18956        33699           0      4771450       4771450
        12             0            65427         23554        41873           0      4771450       4771450
        13             0            77594         27934        49660           0      4771450       4771450
        14             0            91995         33118        58877           0      4771450       4771450
        15             0           109035         39253        69782           0      4771450       4771450
                 -------           ------        ------     --------     -------
                 4771450           689690        248289      5212851           0

        16             0                0             0     -4845976     4845976            0             0
        17             0                0             0            0           0            0             0
        18             0                0             0            0           0            0             0
        19             0                0             0            0           0            0             0
        20             0                0             0            0           0            0             0
                 -------           ------        ------     --------     -------
                 4771450           689690        248289       366875     4845976


--------------------------------------------------------------------------------

 JOHN HANCOCK MUTUAL LIFE INSURANCE CO & AFFILIATED COMPANIES BOSTON, MA 02117
       ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY

 Parker Hannifin                           Tax Bracket: ER 36% EE 50%
 Life 1: Duane Collins                     Life 2: Joyce Collins
         Male Age 63 Non Tobacco Use               Female Age 62 Non Tobacco Use


                             SPLIT DOLLAR PROPOSAL
                             Current Dividend Scale
    $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider
                        Alternate Premium Payment Option
               Dividends Applied Under AIP Rider Dividend Option


               ----------------------------EMPLOYER SUMMARY----------------------------
                                                  Net    Payback
                                     Tax    After Tax         at    Net Cash  Net Death
        Year    Outlay   Bonus    Credit       Outlay    Rollout       Value    Benefit
        ----   -------  ------    ------    ---------    -------    --------  ---------
         21          0       0         0            0          0           0          0
         22          0       0         0            0          0           0          0
         23          0       0         0            0          0           0          0
         24          0       0         0            0          0           0          0
         25          0       0         0            0          0           0          0
               -------  ------    ------    ---------    -------
               4771450  689690    248289       366875    4845976

         26          0       0         0            0          0           0          0
         27          0       0         0            0          0           0          0
         28          0       0         0            0          0           0          0
         29          0       0         0            0          0           0          0
         30          0       0         0            0          0           0          0
               -------  ------    ------    ---------    -------
               4771450  689690    248289       366875    4845976

         31          0       0         0            0          0           0          0
         32          0       0         0            0          0           0          0
         33          0       0         0            0          0           0          0
         34          0       0         0            0          0           0          0
         35          0       0         0            0          0           0          0
               -------  ------    ------    ---------    -------
               4771450  689690    248289       366875    4845976

         36          0       0         0            0          0           0          0
         37          0       0         0            0          0           0          0
         38          0       0         0            0          0           0          0
               -------  ------    ------    ---------    -------
               4771450  689690    248289       366875    4845976


--------------------------------------------------------------------------------

 JOHN HANCOCK MUTUAL LIFE INSURANCE CO & AFFILIATED COMPANIES BOSTON, MA 02117
       ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY

 Parker Hannifin                          Tax Bracket: ER 36% EE 50%
 Life 1: Duane Collins                    Life 2: Joyce Collins
         Male Age 63 Non Tobacco Use              Female Age 62 Non Tobacco Use


                             SPLIT DOLLAR PROPOSAL
                             Current Dividend Scale
    $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider
                        Alternate Premium Payment Option
               Dividends Applied Under AIP Rider Dividend Option


              --------------------------------------EMPLOYEE SUMMARY-------------------------------------------
                                           Add'l Amt     Payback                  Net
                      Economic               Surren-          at     Tax On  After Tax   Net Cash     Net Death
       Year   Outlay   Benefit     Bonus       dered     Rollout    Benefit     Outlay      Value       Benefit
       ----   ------  --------    ------   ---------     -------    -------  ---------   --------     ---------
         1      7643      7643     15286           0           0       7643          0          0      11428468
         2      9063      9063     18127           0           0       9063          0          0      11457707
         3     10758     10758     21516           0           0      10758          0      40371      11493508
         4     12771     12771     25541           0           0      12771          0     201007      11534418
         5     15185     15185     30370           0           0      15185          0     431733      11582992
              ------              ------   ---------     -------    -------  ---------
               55419              110839           0           0      55419          0

         6     18062     18062     36124           0           0      18062          0     735564      11635792
         7     21495     21495     42989           0           0      21495          0    1118294      11696558
         8         0     27004     27004           0           0      27004          0    1563832      12410770
         9         0     33814     33814           0           0      33814          0    2040982      13127010
        10         0     42215     42215           0           0      42215          0    2551700      13844922
              ------              ------   ---------     -------    -------  ---------
               94976              292985           0           0     198009          0


        11         0     52655     52655           0           0      52655          0    3100249      14590086
        12         0     65427     65427           0           0      65427          0    3682496      15318030
        13         0     77594     77594           0           0      77594          0    4300486      15353454
        14         0     91995     91995           0           0      91995          0    4954799      15391258
        15         0    109035    109035           0           0     109035          0    5646504      15431146
              ------              ------   ---------     -------    -------  ---------
               94976              689690           0           0     594715          0


        16         0         0         0     4845976     4845976          0          0    5943711      12747038
        17         0         0         0           0           0          0          0    6330139      12769425
        18         0         0         0           0           0          0          0    6730635      12791823
        19         0         0         0           0           0          0          0    7143771      12813667
        20         0         0         0           0           0          0          0    7569047      12835850
              ------              ------   ---------     -------    -------  ---------
               94976              689690     4845976     4845976     594715          0

                 While both insureds are alive, economic benefit has been calculated using IRS Table 38 rates. After the first death, economic benefit has been calculated using the lesser each year of John Hancock's 3-year term rate and the IRS PS 58 rate.

--------------------------------------------------------------------------------

 JOHN HANCOCK MUTUAL LIFE INSURANCE CO & AFFILIATED COMPANIES BOSTON, MA 02117
       ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY

 Parker Hannifin                         Tax Bracket: ER 36% EE 50%
 Life 1: Duane Collins                   Life 2: Joyce Collins
         Male Age 63 Non Tobacco Use             Female Age 62 Non Tobacco Use

                             SPLIT DOLLAR PROPOSAL
                             Current Dividend Scale
    $3,990,862 Policy with $7,411,599 Additional Insurance Protection Rider
                        Alternate Premium Payment Option
               Dividends Applied Under AIP Rider Dividend Option


               -------------------------------------------EMPLOYEE SUMMARY-----------------------------------------
                                           Add'l Amt     Payback                     Net
                         Economic            Surren-          at     Tax On    After Tax     Net Cash     Net Death
        Year   Outlay     Benefit    Bonus     dered     Rollout    Benefit       Outlay        Value       Benefit
        ----   ------    --------   ------  --------     -------     ------    ---------     --------     ---------
         21         0           0        0         0           0          0            0      8005257      12857648
         22         0           0        0         0           0          0            0      8455673      12881585
         23         0           0        0         0           0          0            0      8923316      12906068
         24         0           0        0         0           0          0            0      9413060      12930758
         25         0           0        0         0           0          0            0      9931388      12954582
               ------               ------  --------     -------     ------    ---------
                94976               689690   4845976     4845976     594715            0

         26         0           0        0         0           0          0            0     10489487      12978330
         27         0           0        0         0           0          0            0     11070959      13371307
         28         0           0        0         0           0          0            0     11671934      13857338
         29         0           0        0         0           0          0            0     12294386      14360420
         30         0           0        0         0           0          0            0     12944961      14882542
               ------               ------  --------     -------     ------    ---------
                94976               689690   4845976     4845976     594715            0

         31         0           0        0         0           0          0            0     13628695      15423297
         32         0           0        0         0           0          0            0     14352395      15983015
         33         0           0        0         0           0          0            0     15124049      16563754
         34         0           0        0         0           0          0            0     15952207      17170986
         35         0           0        0         0           0          0            0     16839490      17810834
               ------               ------  --------     -------     ------    ---------
                94976               689690   4845976     4845976     594715            0

         36         0           0        0         0           0          0            0     17776530      18487410
         37         0           0        0         0           0          0            0     18728770      19193498
         38         0           0        0         0           0          0            0     19694324      19694324
               ------               ------  --------     -------     ------    ---------
                94976               689690   4845976     4845976     594715            0

                 While both insureds are alive, economic benefit has been calculated using IRS Table 38 rates. After the first death, economic benefit has been calculated using the lesser each year of John Hancock's 3-year term rate and the IRS PS 58 rate.

--------------------------------------------------------------------------------

 JOHN HANCOCK MUTUAL LIFE INSURANCE CO & AFFILIATED COMPANIES BOSTON, MA 02117
       ESTATE PROTECTION III - A SURVIVORSHIP WHOLE LIFE INSURANCE POLICY

 Life 1: Duane Collins                    Life 2: Joyce Collins
         Male Age 63 Non Tobacco Use              Female Age 62 Non Tobacco Use

 Owner: Parker Hannifin
 Tax Bracket: 50%


                                  PLAN SUMMARY
                             Current Dividend Scale
  $11,402,460 Initial Death Benefit: $3,990,862 Base with $7,411,599 AIP Rider
                        Alternate Premium Payment Option
               Dividends Applied Under AIP Rider Dividend Option


                                        In 10 Years      In 20 Years    In 23 Years
         Cumulative Net A/T Outlay        4,866,425           20,449         20,449
         GUARANTEED CASH VALUE              909,278        2,287,722      2,616,609
         Net Cash Value                   7,323,150        7,569,047      8,923,316
         Net Death Benefit               18,616,372       12,835,850     12,906,068



                         INTEREST ADJUSTED INDEXES (5%)
                           Base Policy with AIP Rider


                                              10 Year    20 Year
              Interest Adjusted Payment         46.40      35.72
              Interest Adjusted Cost            -1.96      -7.17
              Equivalent Level Dividend          0.00       0.00

       NON-   Dividends are based on the Company's experience and are not
GUARANTEED    guaranteed.
  ELEMENTS


  INTEREST    These indexes provide a means for evaluating the comparative cost
  ADJUSTED    of the policy under stated assumptions. They can be useful in
   INDEXES    comparing similar plans of insurance, a lower index being better than a higher one. These indexes reflect the time value of money.
              Indexes are approximate because they involve assumptions, including the rate of interest used, the dividends being paid in cash and the continuation of current dividend scales. An explanation of the intended use of these indexes and the Equivalent Level Annual Dividend is included in the Life Insurance
              Buyer's Guide.

--------------------------------------------------------------------------------